BJ PETRO

Loan Agreement

Indigo-Energy, Inc.



July 17, 2008

Table of Contents

Table of Contents

Table of Contents

AGREEMENT NUMBER: HTSBLC624/70/070

THIS LOAN AGREEMENT is dated as of the 17th day of July, 2008, (as amended, supplemented or modified from time to time, the "Agreement") by and between the following parties below:

LENDER:
BJ Petro, Inc.
4228 Westfield Drive
Columbus, Georgia 31907
Hereinafter referred to as "BJP"

BORROWER:
Indigo-Energy, Inc.
701 North Green Valley Parkway
Suite 200
Henderson, NV 89074
Hereinafter referred to as "IEI"

PROJECTS:
Oil and Gas Production, Pipeline Construction, Drilling Company, Rig Manufacturing Plant, Land Acquisition, Oil Field Construction Company, Gas Marketing Company, Office and Administration Set Up, AND WORKING CAPITAL
SPD

In consideration of the mutual covenants and obligations contained herein, Lender and Borrower agree as set forth herein.

Recitals

WHEREAS, IEI has requested that BJP provide IEI with a loan in the principal amount of Six Hundred Eighty Six Million Four Hundred Thousand United States Dollars ($686,400,000.00 USD) to be secured by a cash security deposit, and Deed of Trust(s) identifying all properties, to include but not limited to land lots, improvements, and structures existing or to be built, as described in Appendix "B" hereto and Asset Lien(s) to include all equipment related to the above projects, to be added by Addendum to this contract after purchases have been made.

5

WHEREAS, BJP is willing to make the requested facility available to Borrower on the terms and conditions set forth herein.

Article 1

Representations and Warranties of the Borrower

To induce BJP to enter into this Agreement and to make the Loan, IEI represents and warrants that:

1.1 Corporate Organization. IEI is a duly organized Corporation, in good standing, under the laws of the State of Nevada and further holds all registrations and licenses under all Local Governments.

1.2 Power and Authority. IEI has all necessary corporate power and authority to purchase, own, mortgage and sell its properties and carry on its business as now being conducted, and to carry out this transaction contemplated by this Loan Agreement.

1.3 Taxes. IEI has and will file all required federal, state and local tax returns and has paid all taxes shown on such returns as they have and will become due. In addition, that IEI has paid and will pay all property taxes as they have and will become due.

1.4 Litigation. IEI has no material litigation or governmental proceeding pending or, to the knowledge of IEI, threatened against IEI at the time of execution of this agreement. That IEI shall immediately notify BJP of any and all material litigation or governmental proceedings that may present during the term of this loan.

1.5 Approvals and Requirements. IEI has obtained all approvals, at all levels (federal, state and local) as pertains to the various projects. That IEI has paid or will pay for all permits, licenses and lodge any sureties required as pertains to the various projects.

1.6 Title. IEI holds or will hold, unencumbered and clear, the Land Title to all the property identified to BJP as the "Projects".

1.7 Execution and Delivery. IEI warrants that this Agreement herewith has been duly and validly executed and delivered by IEI and constitutes a legally binding obligation of IEI, enforceable in accordance with the respective terms herein.

Article 2

The Loan

2.1 Use of Loan. IEI warrants that the loan shall solely be used for the purposes working capital, development and capital improvements within the Projects.

2.2 Principal. The principal amount of the loan is Six Hundred Eighty Six Million Four Hundred Thousand United States Dollars ($686,400,000.00 USD) and shall be repaid as scheduled in Appendix D herein.

2.3 Interest. Interest of the loan shall be Four Percent (4%) of the principal and shall be paid annually in arrears as scheduled in Appendix D herein.

2.4 Grace Period. IEI has been granted a grace period of Three (3) years on repayment of principal and interest as reflected in Appendix D herein. Interest shall accrue during the grace period.

2.5 Term of Loan. The term of the loan shall be for Fifteen (15) years from the compliance with paragraphs 2.6 Pre Advice of Collateral, 2.7 Collateral and 2.8 Additional Collateral herein, of this Agreement.

2.6 Pre Advice of Collateral IEI shall provide 24 hours advance written notice prior to depositing or bank wiring Cash Collateral into BJP's Attorney's Trust Account.

2.7 Collateral. IEI shall provide to and put in the custody of BJP's Attorney's Trust account, cash or qualified Standby Letter of Credits (SBLC's), in the total amount of Sixty Seven Six Hundred and Forty Thousand United States Dollars ($67,640,000.00 USD) issued by IEI's approved bank with an issue date and maturity date to equal Ninety (90) days. This said instruments(s) to be automatically released after Ninety (90) days and replaced by cash collateral deducted from the loaned funds as released to IEI. The cash collateral shall be held in Trust for each year of this loan up and until the due date of this loan agreement. The acceptable text of the SBLC(s) is hereby attached as Appendix A and is hereby accepted by both parties. The SBLC(s) shall be delivered to BJP's Attorney's Trust account via the SWIFT system. IEI shall provide to BJP, a copy of the actual transmissions(s) of the SBLC immediately after transmission by IEI's approved bank. The first SBLC in the amount of Ten Million United States Dollars ($10,000,000.00 USD), to be delivered within Five (5) business days from execution of this agreement. The second SBLC in the amount of Twenty Eight Million Eight Hundred Twenty Thousand United States Dollars ($28,820,000.00 USD), to be delivered within Ten (10) days of first draw of loaned funds. Third and final SBLC in the amount

of Twenty Eight Million Eight Hundred Twenty Thousand United States Dollars ($28,820,000.00 USD), to be delivered with in Ten (10) days of second draw of loaned funds. Should BJP fail to issue the loan to IEI as described in paragraph 2.10, BJP shall release to IEI the Stand By Letter of Credit(s).

2.8 Additional Collateral. IEI shall provide to BJP a Lien, in the form of a Deed of Trust(s) of the Projects for the benefit of BJP. The lien shall identify all properties, to include but not limited to land lots, improvements, and structures existing or to be built that will be considered the Projects, as identified in Appendix B herein. The lien shall incorporate the full and valid legal description(s) as identified in Appendix B herein. The Lien(s) shall be filed and duly recorded in the proper government agency and IEI shall deliver to BJP a certified copy of the recorded lien(s).The duly filed and recorded lien(s) shall be affixed to the Agreement by Addendum. Should BJP fail to issue the loan to IEI as described in paragraph 2.10, BJP shall release the Deed of Trust(s) to IEI. IEI shall provide to BJP an Asset Lien(s) on all equipment that pertains to the projects. The Asset Lien(s) shall list a full inventory with full description of each item with an identifying number and shall be affixed to this agreement by Addendum. Should BJP fail to issue the loan to IEI as described in paragraph 2.10, BJP shall release the Asset Lien(s) to IEI.

2.9 Processing Fee. IEI acknowledges that a One percent (1%) loan processing fee shall be deducted.

2.10 Drawdown of Loan. The principal loan shall be provided to IEI as reflected in Appendix C herein. Drawdown shall commence Thirty (30) business days from the receipt of Collateral as defined in paragraphs 2.6 and 2.7 herein. Drawdown distributions of the loan shall be delivered to IEI, by BJP, as specified in Appendix C herein.

Article 3

Repayment of the Loan

3.1 Due Date. Repayment shall commence 365 days after the receipt of Collateral by BJP, a defined in paragraphs 2.6 and 2.7 herein, unless extended under paragraph 2.4 herein.

3.2 Principal. IEI shall repay the principal loan amount, to BJP, as scheduled in Appendix C herein.

3.3 Interest. IEI shall repay the interest as set forth in paragraph 2.3 and as scheduled in Appendix C herein.

3.4 Payments. IEI shall deliver all payments to BJP as specified in AppendixD herein.

3.5 Prepayment. IEI may prepay all or part of the principal of the loan at any time before the scheduled payment dates as set forth in Appendix C herein. Simultaneously, with such principal payment, IEI shall pay the interest accrued on all or part of the principal of the loan to be prepaid.

Article 4

ACCELERATION

If any of the following events occur, IEI's obligations under this Agreement shall at the discretion of Lender, automatically become due and payable with Lender giving written notice or notification to IEI, and IEI shall immediately repay all of the Loan borrowed by IEI.

4.1 Note or Check. If any note or check issued by IEI has been dishonored and not cured within 15 (FIFTEEN) days including an amount equal to $100.00 US Dollars for handling and associated banking costs.

4.2 Late Payment. Any late payment not received within 15 [FIFTEEN] days after due date including a 5% late payment fee of the amount of the installment due.

4.3 Procedures. If IEI becomes insolvent, and such insolvency is not cured within 15 [FIFTEEN] days after written notice, or files a written petition in bankruptcy or an answer admitting the material facts recited in such petition filed by another, or discontinues it business, or has a receiver or other custodian of any kind appointed to administer any substantial amount of its property; or

4.4 Material Breach. Commits a material breach under this Agreement, which breach is not cured within 30 [THIRTY] days following written notice of such breach of the provisions of this Agreement from the Lender.

4.5 Attachments. If IEI sustains an attachment or provisional attachment adjudged by Lender to affect the ability of IEI to repay the loan.

4.6 Collateral. After 30 [THIRTY] days following written notice of such breach not cured, collateral held in trust by or on behalf of Lender shall, at the discretion of the Lender, be called and immediately applied to the loan to IEI.

Any such Acceleration shall be in addition to any other rights or remedies available at law or in equity to the terminating Lender.

Article 5

Waiver of Breach

5.1 Waiver of Breach. The failure of Lender hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to constitute a waiver of any such provision nor in any way to affect the validity of this Agreement or any part hereof, including the right of Lender thereafter to enforce each and every provision. The waiver by Lender to this Agreement of any breach or violation of any provision of this Agreement by IEI hereto shall not operate or be construed to be a waiver of any subsequent breach or violation thereof.

Article 6

Miscellaneous

6.1 Notices. Notices or any correspondence concerning this Agreement shall be directed to the following addresses and shall be deemed properly given if delivered by hand, if sent by certified mail, return receipt requested, postage prepaid, or by recognized overnight courier service (including, without limitation, Federal Express or United Parcel Service overnight service), charges prepaid; or if sent by email, with a copy sent by first class U.S. Mail, postage prepaid.

6.1.1 BJP Address:

BJ Petro, Inc.
4228 Westfield Drive
Columbus, Georgia 31907
Attention: Barbara A. Mullins

6.1.2 IEI Address:

Indigo-Energy, Inc.
701 North Green Valley Parkway, Suite 200
Henderson, NV 89074
Attention: Steven P. Durdin

6.2 Email Copies. Email copies of this Agreement being duly signed shall be deemed to be original and shall be binding on all parties until the originals are exchanged. Email copies of letters exchanged by the parties and/or emailed signed true copies of email correspondence exchanged by the parties shall be deemed to be admissible and shall be forwarded in original form as stated in paragraph 6.1 herein.

6.3 Amendments and Supplements. All amendments to this Contract shall be deemed valid and binding upon the Parties only if made by mutual consent in writing.

6.4 Consultation. Any matters not provided for in this Agreement shall be resolved in the spirit of this Agreement upon consultation between the parties.

6.5 Governing Law and Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the state of Tennessee, in the USA. The parties agree that the Courts of Tennessee, USA shall have Exclusive jurisdiction as the court of first instance with regards to all disputes concerning this Agreement.

6.6 Confidentiality and Non-Disclosure. IEI and BJP shall treat information provided by the other party on a strictly private and confidential basis. IEI and BJP shall take all necessary steps to prevent the others confidential information from being misused or disclosed or made public to any third party except as needed to successfully complete the Agreement or to avoid conflicting claims (and except as may be required in accordance with the applicable law).

AGREEMENT NUMBER: HTSBLC624/70/070

IN WITNESS WHEREOF, BJP and IEI have caused this Agreement to be signed and sealed in duplicate and each party shall retain one copy.

July 17, 2008

B J Petro Inc
OFFICIAL
SEAL

Barbara A. Mullins
Chief Financial Officer
BJ Petro, Inc.
4228 Westfield Drive
Columbus, Georgia 31907

Date: JULY 15, 2008

Steven P. Durdin
President/CEO
Indigo-Energy, Inc.
701 North Green Valley Pky., Suite 200
Henderson, NV 89074